UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2009

CAPMARK FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	333-146211	91-1902188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

116 Welsh Road Horsham, Pennsylvania		19044
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 328-4622

Not applicable.
(Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 29, 2009, Capmark Financial Group Inc. (the “Company”) entered into a $1.5 billion Term Facility Credit and Guaranty Agreement (the “Facility”), among the Company, the guarantors party thereto, Citicorp North America, Inc., as administrative agent, Citibank, N.A., as collateral agent, JPMorgan Chase Bank, N.A., as syndication agent and the initial lenders and other lenders party thereto.  The Facility is guaranteed by each of the guarantors under the Company’s senior credit facility and bridge loan agreement (collectively, the “Existing Credit Agreements”) and certain additional material domestic wholly-owned subsidiaries of the Company.  Capitalized terms used but not defined herein have the meanings specified in the Facility.

Proceeds from the Facility, along with $75.0 million in readily available funds, were used to refinance a portion of the loans outstanding under the Company’s Existing Credit Agreements.  The Company is required to prepay loans under the Facility with the proceeds of any issuance of debt or equity securities and the proceeds from the collateral securing the Facility.  Amounts borrowed under the Facility and repaid or prepaid may not be reborrowed.

The Facility is secured by a pledge and grant of security interest on all of the Company’s US and Canadian mortgage loan assets and foreclosed real estate (excluding assets held by Capmark Bank) and the proceeds of any such assets.  The Company also entered into a Security Agreement, dated as of May 29, 2009, among the Company, the grantors party thereto and Citibank, N.A., as collateral agent (the “Security Agreement”), pursuant to which the Company and the subsidiary grantors granted the security interest in the collateral securing the Facility.

The maturity date of the Facility is March 23, 2011, but may be accelerated by the lenders under the Facility to April 2010 if 90% of the Company’s floating rate senior notes due 2010 have not been repaid or redeemed, refinanced, exchanged or extended beyond June 30, 2011 and/or converted to equity prior to April 15, 2010.

Amounts borrowed under the Facility bear interest at a rate equal to the Eurodollar Rate plus 2.50%.  The Eurodollar Rate for an interest period is the higher of 1.5% or the British Bankers Association Libor Rate.  The initial interest rate for the borrowings under the Facility is approximately 4%.

The Facility contains a number of financial and operating covenants.  The covenants include a minimum liquidity covenant, a run rate operating expense covenant, restrictions on incurring debt and granting liens, restrictions on acquiring certain investments and restrictions on certain payments.

The Facility also contains customary events of default including payment defaults under the Facility, representations and warranties failing to be true in all material respects, failure to perform covenants, defaults under other recourse indebtedness above specified thresholds, and bankruptcy events.

The foregoing descriptions of the Facility and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Facility and the Security Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

On May 29, 2009, the Company entered into Amendment No. 9 and Waiver to the Bridge Loan Agreement (“Amendment 9”), among the Company, the financial institutions and other institutional lenders party thereto, and Citicorp North America, Inc., as administrative agent.  Amendment 9 amends the Bridge Loan Agreement, dated as of March 23, 2006, among the Company, the financial institutions and other institutional lenders party thereto, and Citicorp North America, Inc., as administrative agent, as amended by Amendment No. 1 to the Bridge Loan Agreement dated as of December 7, 2006, Amendment No. 2 to the Bridge Loan Agreement dated as of June 30, 2008, Amendment No. 3 to the Bridge Loan Agreement dated March 23, 2009, Amendment No. 4 to the Bridge Loan Agreement dated March 24, 2009, Amendment No. 5 to the Bridge Loan Agreement dated April 9, 2009, Amendment No. 6 and Waiver to the Bridge Loan Agreement dated April 20, 2009, Amendment No. 7 and Waiver to the Bridge Loan Agreement dated May 8, 2009 and Amendment No. 8 and Waiver to the Bridge Loan Agreement dated May 21, 2009 (as amended, the “Bridge Loan Agreement”).

Amendment 9 extends the maturity date of the Bridge Loan Agreement to the maturity date of the Facility, conforms the financial covenants in the Bridge Loan Agreement to those in the Facility and amends certain other provisions including amendments necessary to enter into the Facility.  In addition, upon the repayment in full of the Facility certain covenants contained in the Facility will become operative under the Bridge Loan Agreement, including restrictions on incurring debt and granting liens and restrictions on certain payments.

On May 29, 2009, the Company entered into Amendment No. 3 and Waiver to the Credit Agreement (“Amendment 3”), dated as of March 23, 2006, among the Company, the subsidiary borrowers party thereto, the financial institutions and other institutional lenders party thereto, and Citibank N.A., as administrative agent, as amended by Amendment No. 1 to the Credit Agreement dated as of April 17, 2007 and Amendment No. 2 to the Credit Agreement dated as of June 30, 2008 (as amended, the “Credit Agreement”).

Amendment 3 conforms the financial covenants in the Credit Agreement to those in the Facility and amends certain other provisions including amendments necessary to enter into the Facility.  In addition, upon the repayment in full of the Facility certain covenants contained in the Facility will become operative under the Credit Agreement, including restrictions on incurring debt and granting liens and restrictions on certain payments.

The foregoing descriptions of Amendment 9 and Amendment 3 do not purport to be complete and are qualified in their entirety by reference to the full texts of Amendment 9 and Amendment 3, copies of which are attached hereto as Exhibits 10.3 and 10.4 and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the description of the Facility and the Security Agreement included in Item 1.01 above. The description in Item 1.01 above is incorporated herein by reference.

Item 8.01 Other Events.

On May 29, 2009, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Term Facility Credit and Guaranty Agreement, dated as of May 29, 2009, among the Company, the guarantors party thereto, Citicorp North America, Inc., as administrative agent, Citibank, N.A., as collateral agent, JPMorgan Chase Bank, N.A., as syndication agent and the initial lenders and Other Lenders party thereto.

10.2	Security Agreement, dated as of May 29, 2009, among the Company, the grantors party thereto and Citibank, N.A., as collateral agent.
10.3

Amendment No. 9 and Waiver to the Bridge Loan Agreement, dated as of May 29, 2009, among the Company, the financial institutions and other institutional lenders party thereto, and Citicorp North America, Inc., as administrative agent.

10.4

Amendment No. 3 and Waiver to the Credit Agreement, dated as of May 29, 2009, among the Company, the subsidiary borrowers party thereto, the financial institutions and other institutional lenders party thereto, and Citibank N.A., as administrative agent.

99.1	Press Release dated May 29, 2009.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Capmark Financial Group Inc.

/s/ Thomas L. Fairfield
Date: June 4, 2009	Name:	Thomas L. Fairfield
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1

Term Facility Credit and Guaranty Agreement, dated as of May 29, 2009, among the Company, the guarantors party thereto, Citicorp North America, Inc., as administrative agent, Citibank, N.A., as collateral agent, JPMorgan Chase Bank, N.A., as syndication agent and the initial lenders and Other Lenders party thereto.

10.2	Security Agreement, dated as of May 29, 2009, among the Company, the grantors party thereto and Citibank, N.A., as collateral agent.
10.3

Amendment No. 9 and Waiver to the Bridge Loan Agreement, dated as of May 29, 2009, among the Company, the financial institutions and other institutional lenders party thereto, and Citicorp North America, Inc., as administrative agent.

10.4

Amendment No. 3 and Waiver to the Credit Agreement, dated as of May 29, 2009, among the Company, the subsidiary borrowers party thereto, the financial institutions and other institutional lenders party thereto, and Citibank N.A., as administrative agent.

99.1	Press Release dated May 29, 2009.